Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY
OF
NORFOLK SOUTHERN CORPORATION

FOR THE TENDER OF
5.75% SENIOR NOTES DUE 2016
(INCLUDING THOSE IN BOOK-ENTRY FORM)
(CUSIP NOS. 655844 BA 5 AND U65584 AL 5)

                This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Norfolk Southern Corporation (the "Company") made pursuant to the Prospectus, dated                     , 2009 (the "Prospectus"), if certificates for the outstanding 5.75% Senior Notes due 2016 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach U.S. Bank Trust National Association, as exchange agent (the "Exchange Agent"), prior to 5 p.m., New York City time, on the Expiration Date. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5 p.m., New York City time, on the Expiration Date. Any Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus and the Letter of Transmittal.

Delivery To: U.S. Bank Trust National Association, Exchange Agent
By Registered or Certified Mail: U.S. Bank Trust National Association Corporate Trust Services EP-MN-WS-2N 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance	For Information Call: (800) 934-6802 By Facsimile Transmission (for Eligible Institutions only): Attn: Specialized Finance (651) 495-8158 Confirm by Telephone: (800) 934-6802

                DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

                THIS INSTRUMENT IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

                Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus.

                Principal Amount of Original Notes Tendered:*

                $__________________________________

* Must be in denominations of principal amount of $2,000 and any integral multiple of $1,000 in excess thereof.

Certificate Nos. (if available) ___________________________

If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number:

Account Number ______________________________

Total Principal Amount Represented by Original Notes Certificate(s):

                $__________________________________

PLEASE SIGN HERE

___________________________________________________________	____________________________________________________________
___________________________________________________________	Date ____________________________________________________________

Signature(s) of Holder(s) or Authorized Signatory	Date

Area Code and Telephone Number: __________________________________________________________________________________________
_________________________________________________________________________________________________________________________

Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Please Print Name(s) and Address(es)

Name(s): _______________________________________________________________________________________________________________

_______________________________________________________________________________________________________________

Capacity: _____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

Address(es): ___________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

Account: _____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

                ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

GUARANTEE
(NOT TO BE USED FOR SIGNATURE GUARANTEES)

                The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

Name of Firm		Authorized Signature

Address		Title

Zip Code		Name:	_______________________________________________________________
(Please Type or Print)

Area Code and Tel. No.	____________________________	Dated:

NOTE:	DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

                1.  Delivery of This Notice of Guaranteed Delivery.   A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder of the Original Notes and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

                2.  Signatures of This Notice of Guaranteed Delivery.   If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Original Notes referred to herein, the signature must correspond with the name(s) written on the face of the Original Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Original Notes, the signature must correspond with the name shown on the security position listing as the owner of the Original Notes.

                If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Original Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Original Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

                If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

                3.  Requests For Assistance Or Additional Copies.   Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address and telephone number specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.